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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               ------------------

                Date of Report (date of earliest event reported):
                                January 25, 2001


                         ALBANY MOLECULAR RESEARCH, INC.
               ---------------------------------------------------

             (Exact name of registrant as specified in its charter)


          DELAWARE                       000-25323               14-1742717
----------------------------         ----------------       -------------------
(State or other jurisdiction         (Commission File        (I.R.S. Employer
      of incorporation)                   Number)           Identification No.)


              21 CORPORATE CIRCLE, P.O. BOX 15098, ALBANY, NY 12212
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (518) 464-0279
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 2.   Acquisition or Disposition of Assets

On January 25, 2001, Albany Molecular Research, Inc., a Delaware corporation (the "Registrant"), acquired all of the outstanding common stock of New Chemical Entities, Inc., a Delaware corporation ("NCE") located in Bothell, Washington, pursuant to the merger of a wholly owned subsidiary of the Registrant, NCE Acquisition Corp. ("Acquisition Sub") with and into NCE. As a result of the merger, which will be treated for accounting purposes as a purchase transaction, NCE became a wholly owned subsidiary of the Registrant. The merger was consummated pursuant to an Agreement and Plan of Merger dated as of December 19, 2000 by and among the Registrant, Acquisition Sub, NCE and certain stockholders of NCE, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K. The Registrant acquired the shares for an aggregate purchase price of $23,000,000, consisting of $22,400,000 in cash and the assumption of $600,000 in debt.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         The financial statements of NCE required to be filed as part of this report will be filed by the Registrant by amendment to this report as soon as practicable, but not later than April 10, 2001.

(b)      PRO FORMA FINANCIAL INFORMATION

         The pro forma financial information required to be filed as part of this report will be filed by the Registrant by amendment to this report as soon as practicable, but not later than April 10, 2001.

(c)      EXHIBITS

EXHIBIT NO.                DESCRIPTION

2.1 Agreement and Plan of Merger dated as of December 19, 2000 by and among the Registrant, Acquisition Sub, NCE and certain stockholders of NCE.*

99.1 Press release, dated January 25, 2001, announcing the acquisition of NCE.


*The Registrant agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: February 9, 2001                 ALBANY MOLECULAR RESEARCH, INC.


                                            By: /s/ David P. Waldek
                                                -------------------------------
                                                   David P. Waldek
                                                   Chief Financial Officer


                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION OF EXHIBIT

 2.1 Agreement and Plan of Merger dated as of December 19, 2000 by and among the Registrant, Acquisition Sub, NCE and certain stockholders of NCE.

99.1                Press release announcing the acquisition of NCE.